TRUSTCO                                                    Exhibit 99(a)
Bank Corp NY                                               News Release
----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:     Trustco Bank
                                                      NASDAQ - TRST

Contact:        Robert Leonard
                Administrative Vice President
                (518) 381-3693


FOR IMMEDIATE RELEASE:


                 TrustCo Announces Record Third Quarter Results

Glenville, New York - October 18, 2005 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced record third quarter results for 2005. Net income for the third quarter was $15.7 million, compared to $15.2 million for the third quarter of 2004, an increase of 3.3%. Diluted earnings per share were $0.208 for the third quarter of 2005 compared to $0.203 for the third quarter of 2004.

Year to date results reflect increases in both net income and diluted earnings per share between 2004 and 2005. For the nine months ended September 30, 2005 net income was $45.6 million and diluted earnings per share were $0.605 compared to net income of $43.7 million and diluted earnings per share of $0.582 for the comparable nine-month period in 2004. The nine-month results reflect an increase of 4.3% in net income and 4.0% in diluted earnings per share for 2005 compared to the same nine-month period in 2004.

Commenting on the results, Robert J. McCormick, President and Chief Executive Officer noted, "The current quarter and the year to date 2005 results are strong and set the stage for continued growth for the remainder of the year."

Our branch expansion plan continues. We recently opened our Ramsey, New Jersey Office. This is our first branch in New Jersey and our 78th overall. Plans are continuing to open an additional six offices in late 2005 or early 2006. Five of these branches are in the Orlando Florida region. Robert J. McCormick commented: "We are confident that our aggressive branch growth strategy will provide us with continued increases in revenue into the future."

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 78 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


                                      # # #

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                                      Three Months Ended
                                                              09/30/05          06/30/05          09/30/04
Summary of operations
   Net interest income (TE)                                 $  27,710           27,600            26,385
   Provision (credit) for loan losses                          (1,680)          (1,580)              150
   Net securities transactions                                    776            1,255             4,620
   Noninterest income                                           6,326            5,645             4,370
   Noninterest expense                                         11,481           12,223            11,483
   Net income                                                  15,719           14,985            15,213

Per common share
 Net income per share:
     - Basic                                                $   0.210            0.200             0.205
     - Diluted                                                  0.208            0.199             0.203
 Cash dividends                                                 0.150            0.150             0.150
 Tangible Book value at period end                               3.07             3.12              3.02
 Market price at period end                                     12.53            13.06             12.82

At period end
   Full time equivalent employees                                 504              501               479
   Full service banking offices                                    77               77                71

Performance ratios
   Return on average assets                                      2.20%            2.11              2.12
   Return on average equity (1)                                 27.38            26.52             28.69
   Efficiency (2)                                               36.23            36.37             36.78
   Net interest spread (TE)                                      3.73             3.72              3.61
   Net interest margin (TE)                                      4.03             3.98              3.83
   Dividend payout ratio                                        71.43            75.12             73.11

Capital ratios at period end (3)
   Total equity to assets                                        8.17%            8.00              7.58
   Tier 1 risk adjusted capital                                 16.92            17.03             16.80
   Total risk adjusted capital                                  18.19            18.31             18.08

Asset quality analysis at period end
   Nonperforming loans to total loans                            0.21%            0.23              0.26
   Nonperforming assets to total assets                          0.10             0.11              0.11
   Allowance for loan losses to total loans                      3.34             3.60              4.10
   Coverage ratio (4)                                            16.1X            15.9              15.7

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).
(3) Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                       Nine Months Ended

                                                  09/30/05           09/30/04
Summary of operations
 Net interest income (TE)                       $  81,159             78,742
 Provision (credit) for loan losses                (4,760)               450
 Net securities transactions                        5,683             12,394
 Noninterest income                                16,457             13,692
 Noninterest expense                               35,434             35,690
 Net income                                        45,611             43,717

Per common share
 Net income per share:
     - Basic                                    $   0.608              0.589
     - Diluted                                      0.605              0.582
 Cash dividends                                     0.450              0.450
 Tangible Book value at period end                   3.07               3.02
 Market price at period end                         12.53              12.82

Performance ratios
 Return on average assets                            2.15%              2.07
 Return on average equity (1)                       26.91              28.06
 Efficiency (2)                                     37.48              37.84
 Net interest spread (TE)                            3.65               3.64
 Net interest margin (TE)                            3.92               3.85
 Dividend payout ratio                              73.96              76.35

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).
TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)

                                                             09/30/05         12/31/04          09/30/04

ASSETS

  Loans, net                                               $ 1,351,690        1,190,681         1,140,018
  Securities available for sale                              1,099,268          895,989         1,056,848
  Federal funds sold and other short-term investments          242,898          642,208           511,516
                                                         --------------    -------------    --------------

     Total earning assets                                    2,693,856        2,728,878         2,708,382

  Cash and due from banks                                       51,410           54,222            52,950
  Bank premises and equipment                                   21,056           22,479            20,676
  Other assets                                                  62,493           58,255            55,317
                                                         --------------    -------------    --------------

     Total assets                                          $ 2,828,815        2,863,834         2,837,325
                                                         ==============    =============    ==============

LIABILITIES
  Deposits:
     Demand                                                $   247,664          237,423           220,017
     Interest-bearing checking                                 308,136          336,538           320,578
     Savings                                                   743,233          820,593           815,946
     Money market                                              160,097          155,299           156,399
     Certificates of deposit (in denominations of
       $100,000 or more)                                       203,645          178,021           180,556
     Other time deposits                                       821,598          799,228           799,307
                                                         --------------    -------------    --------------

       Total deposits                                        2,484,373        2,527,102         2,492,803

  Short-term borrowings                                         81,266           77,979            87,033
  Long-term debt                                                    94              114               120
  Other liabilities                                             33,421           32,807            33,206
                                                         --------------    -------------    --------------

     Total liabilities                                       2,599,154        2,638,002         2,613,162

SHAREHOLDERS' EQUITY                                           229,661          225,832           224,163
                                                         --------------    -------------    --------------

     Total liabilities and
       shareholders' equity                                $ 2,828,815        2,863,834         2,837,325
                                                         ==============    =============    ==============

Number of common shares
  outstanding, in thousands                                     74,739           74,540            74,143

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                      Three Months Ended
                                                            09/30/05          06/30/05          09/30/04
Interest income
     Loans                                                 $   22,225           20,988            18,644
     Investments                                               13,689           12,831            14,509
     Federal funds sold and other short term investments        2,519            3,197             1,798
                                                         --------------    -------------    --------------

          Total interest income                                38,433           37,016            34,951

Interest expense
     Deposits                                                  10,963            9,887             9,541
     Borrowings                                                   538              421               256
                                                         --------------    -------------    --------------

          Total interest expense                               11,501           10,308             9,797
                                                         --------------    -------------    --------------

          Net interest income                                  26,932           26,708            25,154

Provision (credit) for loan losses                             (1,680)          (1,580)              150
                                                         --------------    -------------    --------------

          Net interest income after
            provision for loan losses                          28,612           28,288            25,004

Net securities transactions                                       776            1,255             4,620
Noninterest income                                              6,326            5,645             4,370
Noninterest expense                                            11,481           12,223            11,483
                                                         --------------    -------------    --------------

Income before income taxes                                     24,233           22,965            22,511
Income tax expense                                              8,514            7,980             7,298
                                                         --------------    -------------    --------------

Net income                                                 $   15,719           14,985            15,213
                                                         ==============    =============    ==============


Net income per share:
        - Basic                                            $    0.210            0.200             0.205
        - Diluted                                          $    0.208            0.199             0.203

Avg equivalent shares outstanding, in thousands:
        - Basic                                                74,931           75,056            74,244
        - Diluted                                              75,440           75,369            74,980


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                      Nine Months Ended
                                                   09/30/05           09/30/04
Interest income
     Loans                                        $   63,195            55,854
     Investments                                      37,620            43,413
     Federal funds sold and other short
       term investments                                9,519             4,198
                                                 ------------        ----------

          Total interest income                      110,334           103,465

Interest expense
     Deposits                                         30,480            27,942
     Borrowings                                        1,354               640
                                                 ------------        ----------

          Total interest expense                      31,834            28,582

          Net interest income                         78,500            74,883

Provision (credit) for loan losses                    (4,760)              450
                                                 ------------        ----------

          Net interest income after
            provision for loan losses                 83,260            74,433

Net securities transactions                            5,683            12,394
Noninterest income                                    16,457            13,692
Noninterest expense                                   35,434            35,690
                                                 ------------        ----------

Income before income taxes                            69,966            64,829
Income tax expense                                    24,355            21,112
                                                 ------------        ----------

Net income                                        $   45,611            43,717
                                                 ============        ==========


Net income per share:
        - Basic                                   $    0.608             0.589
        - Diluted                                 $    0.605             0.582

Avg equivalent shares outstanding, in thousands:
        - Basic                                       74,958            74,242
        - Diluted                                     75,433            75,059

CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                Three Months Ended
                                    09/30/05         06/30/05          09/30/04
Total assets                     $ 2,833,554        2,844,487         2,848,267
Shareholders' equity                 229,758          228,129           218,343
Total loans                        1,363,501        1,299,284         1,174,943
Securities available for sale      1,097,270        1,024,768         1,081,407
Interest-earning assets            2,756,992        2,770,552         2,756,600
Interest-bearing deposits          2,252,074        2,273,100         2,275,082
Interest-bearing liabilities       2,334,652        2,354,702         2,382,699
Demand deposits                      240,253          233,138           218,372


                                         Nine Months Ended
                                    09/30/05         09/30/04
Total assets                     $ 2,840,069        2,823,679
Shareholders' equity                 228,813          220,743
Total loans                        1,305,189        1,166,339
Securities available for sale        999,517        1,066,920
Interest-earning assets            2,760,806        2,724,133
Interest-bearing deposits          2,268,038        2,257,520
Interest-bearing liabilities       2,350,288        2,364,108
Demand deposits                      233,316          207,387